                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06576

                            SCUDDER ADVISOR FUNDS III
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder PreservationPlus Fund

Annual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your
Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

Scudder PreservationPlus Fund

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

PreservationPlus Portfolio

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Effective October 18, 2004, the fund will no longer enter into Wrapper Agreements, as defined in the prospectuses, in an attempt to stabilize its net asset value per share. During the period between October 18, 2004 and the closing date the fund will seek to maintain the value of its principal by adopting a defensive strategy under which it will invest all of its assets in short-term investments, including US government securities, commercial paper, certificates of deposit and money market mutual funds. These short-term investments will be rated, at the time of purchase, within one of the top two short-term rating categories by a nationally recognized statistical rating organization, or if unrated, will be determined by the advisor to be of similar quality. The fund will no longer use derivatives or other investment strategies that are inconsistent with its defensive strategy. As a result of the change in strategy, the income dividends paid by the fund during this period can be expected to be lower than those previously paid by the fund. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Please read the fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The investment advisor and administrator have voluntarily agreed to waive their fees and/or reimburse expenses. This waiver may be terminated or adjusted at any time without notice. Returns and rankings during all periods shown reflect this and other nonvoluntary fee and/or expense waivers. Without these waivers/reimbursement, returns would have been lower and any rankings/ratings might have been less favorable.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Performance excludes the impact of the 2% maximum redemption fee, which may apply or be waived in certain limited circumstances to avoid a redemption fee. Effective November 17, 2004, the Fund will waive all redemption fees that were previously in place (see prospectus for details).

Effective November 17, 2004, investors should note that the performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses.

Average Annual Total Returns as of 9/30/04
Scudder PreservationPlus Fund	1-Year	3-Year	5-Year	Life of Class*
Investment Class	3.52%	4.62%	5.00%	5.04%
Lehman 1-3 Year US Government/Credit Index+	1.44%	3.68%	5.52%	5.15%
iMoneyNet First-Tier Retail Money Funds Average++	.46%	.83%	2.53%	2.82%
Wrapped Lehman Intermediate Aggregate Bond Index+++	4.90%	5.53%	5.84%	5.51%

Sources: Lipper Inc., Deutsche Asset Management, Inc., Aegon N.V. and iMoneyNet

* Investment Class shares commenced operations on September 23, 1998. Index returns begin September 30, 1998.

Average Annual Total Returns as of 9/30/04
Scudder PreservationPlus Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class	3.78%	4.87%	5.26%	5.39%
Lehman 1-3 Year US Government/Credit Index+	1.44%	3.68%	5.52%	5.49%
iMoneyNet First-Tier Retail Money Funds Average++	.46%	.83%	2.53%	3.11%
Wrapped Lehman Intermediate Aggregate Bond Index+++	4.90%	5.53%	5.84%	5.90%

Sources: Lipper Inc., Deutsche Asset Management, Inc., Aegon N.V. and iMoneyNet

** Institutional Class shares commenced operations on December 12, 1997. Index returns begin December 31, 1997.
Net Asset Value and Distribution Information
	Investment Class	Institutional Class
Net Asset Value: 9/30/04	$ 10.00	$ 10.00
9/30/03	$ 10.00	$ 10.00
Distribution Information: Twelve Months: Income Dividends as of 9/30/04	$ .35	$ .37
Capital Gains Distributions++++ as of 9/30/04	$ .06	$ .06
September Income Dividend	$ .0272	$ .0292

++++ The Fund declared a capital gain distribution of $.06 per share and a corresponding reverse stock split of .994 per share.
Institutional Class Lipper Rankings - Intermediate Investment Grade Debt Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	121	of	444	28
3-Year	215	of	348	62
5-Year	240	of	258	93

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other shares may vary.

Growth of an Assumed $1,000,000 Investment

[] Scudder PreservationPlus Fund - Institutional Class**

[] Lehman 1-3 Year US Government/Credit Index+
[] iMoneyNet First-Tier Retail Money Fund Average++
[] Wrapped Lehman Intermediate Aggregate Bond Index+++

Yearly periods ended September 30

Comparative Results as of 9/30/04
Scudder PreservationPlus Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,037,800	$1,153,500	$1,292,100	$1,429,100
	Average annual total return	3.78%	4.87%	5.26%	5.39%
Lehman 1-3 Year US Government/ Credit Index+	Growth of $1,000,000	$1,014,400	$1,114,400	$1,308,100	$1,434,400
	Average annual total return	1.44%	3.68%	5.52%	5.49%
iMoneyNet First-Tier Retail Money Funds Average++	Growth of $1,000,000	$1,004,600	$1,024,900	$1,125,400	$1,212,800
	Average annual total return	.46%	.83%	2.53%	3.11%
Wrapped Lehman Intermediate Aggregate Bond Index+++	Growth of $1,000,000	$1,049,000	$1,175,500	$1,328,300	$1,473,000
	Average annual total return	4.90%	5.53%	5.84%	5.90%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

** Institutional Class shares commenced operations on December 12, 1997. Index returns begin December 31, 1997.

Comparative Results as of 9/30/04 (continued)
Scudder PreservationPlus Fund		1-Year	3-Year	5-Year	Life of Class*
Investment Class	Growth of $10,000	$10,352	$11,450	$12,762	$13,446
	Average annual total return	3.52%	4.62%	5.00%	5.04%
Lehman 1-3 Year US Government/ Credit Index+	Growth of $10,000	$10,144	$11,144	$13,081	$13,518
	Average annual total return	1.44%	3.68%	5.52%	5.15%
iMoneyNet First-Tier Retail Money Funds Average++	Growth of $10,000	$10,046	$10,249	$11,254	$11,715
	Average annual total return	.46%	.83%	2.53%	2.82%
Wrapped Lehman Intermediate Aggregate Bond Index+++	Growth of $10,000	$10,490	$11,755	$13,283	$13,797
	Average annual total return	4.90%	5.53%	5.84%	5.51%

The growth of $10,000 is cumulative.

* Investment Class shares commenced operations on September 23, 1998. Index returns begin September 30, 1998.
+ Lehman 1-3 Year US Government/Credit Index, our primary benchmark, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.
++ iMoneyNet-First Tier Retail Money Funds Average is compiled by iMoneyNet, Inc., an independent money market mutual fund rating service, and includes retail money market funds containing securities rated in the highest short-term rating category by two or more nationally recognized ratings organizations.
+++ Wrapped Lehman Intermediate Aggregate Bond Index is a custom benchmark representing investment in a portfolio consisting of the Lehman Intermediate Aggregate Bond Index, an unmanaged index representing domestic taxable investment grade bonds with index components for government, corporate, mortgage pass-through and asset-backed securities with average maturities and durations in the intermediate range, and a book value wrapper agreement with an assumed expense level of 0.15%. This benchmark more closely reflects the market sector in which the Fund invests.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, all classes of the Fund limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid (but not transaction costs) on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Investment Class	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,015.90	$ 1,017.20
Expenses Paid per $1,000*	$ 3.25	$ 2.03
Hypothetical 5% Fund Return	Investment Class	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,021.84	$ 1,023.06
Expenses Paid per $1,000*	$ 3.26	$ 2.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Investment Class	Institutional Class
Scudder PreservationPlus Fund	.65%	.40%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder PreservationPlus Fund:
A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for PreservationPlus Portfolio in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John D. Axtell

Managing Director of Deutsche Asset Management.

• Portfolio Manager overseeing the Wrapper Agreements in the portfolio since its inception.

• Joined Deutsche Asset Management in 1990.

• Head of the Stable Value Management Group.

Eric Kirsch, CFA

Managing Director of Deutsche Asset Management.

• Portfolio Manager of the portfolio since its inception.

• Joined Deutsche Asset Management in 1980.

• Head of North America Fixed Income.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management.

• Head of DeAM, Inc. New York Fixed Income Enhanced Strategies and Mutual Funds.

• Joined Deutsche Asset Management in 1996.

In the following interview, New York-based Portfolio Managers John Axtell, Eric Kirsch, and Sean McCaffrey discuss the fund's strategy and the market environment during the 12-month period ended September 30, 2004.

Q: How did Scudder PreservationPlus Fund perform during its fiscal year?

A: Scudder PreservationPlus Fund's Institutional Class shares produced a total return of 3.78% for the 12 months ended September 30, 2004, while achieving its primary goal of maintaining a stable share price. (Please see pages 3 through 4 for the performance of other share classes and more complete performance information.) The Lehman 1-3 Year US Government/Credit Index produced a total return of 1.44% for the same annual period.1

1 The Lehman 1-3 Year US Government/Credit Index, is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years.

Scudder PreservationPlus Fund's Institutional Class received an Overall Morningstar Rating of five stars out of 16 US-domiciled in the Stable Value category, as of September 30, 2004, based on its risk-adjusted performance. Morningstar ratings are based on risk-adjusted performance.2 The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its applicable 3-, 5- and 10-year Morningstar Rating metrics. This fund was rated 5 star(s) for the 3-year period ending September 30, 2004 against 16 US-domiciled funds in the Stable Value category. There were 16 funds in this category for the 3-year period. Ratings are for Institutional Class shares; other share classes may vary.

2 Past performance is not indicative of future results. 2004 Morningstar, Inc. All rights reserved. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from use of this rating. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in a category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

For the period, the fund was diversified across the major sectors of the investment-grade fixed-income market. As of September 30, 2004, the portfolio was allocated as follows: 16.2% to corporate bonds, 16.7% to mortgage-backed securities, 4.4% to commercial- mortgage-backed securities, 6.9% to asset-backed securities, 34% to US Treasuries/agencies and 21.8% to cash equivalents and other investments, including wrapper agreements. This allocation of fixed-income securities was intentionally weighted toward the corporate, asset-backed and mortgage sectors, as these sectors have historically offered higher yields than US government securities. The fund's average duration at the end of the fiscal year stood at 1.02 years. The wrapper agreements are intended to stabilize the fund's net asset value (NAV) per share.

Q: Could you describe the recent changes that have been announced on the fund?

A: The fund's Board of Trustees recently announced that the fund will cease operations on or about March 17, 2005 (the "Closing Date"). The fund will redeem involuntarily the shares of any remaining fund shareholder on the Closing Date. In conjunction with this announcement, the Board also announced that the fund was closed to plan investors effective on October 18, 2004. The fund terminated its wrapper agreements effective on November 17, 2004, and will no longer use wrapper agreements going forward. Also effective on November 17, 2004, the fund no longer seeks to maintain a stable net asset value per share, and its net asset value per share began to fluctuate based on changes in the market value of the securities it holds. During the period between October 18, 2004 and the Closing Date, the fund will seek to maintain the value of its principal by adopting a defensive strategy under which it will invest all of its assets in short-term investments, including US government securities, commercial paper, certificates of deposit and money market mutual funds. Effective November 17, 2004, investors should note that the performance of the fund shown in this report was obtained while the fund had a different investment objective and investment strategies, and different fees and expenses.

Q: Did the fixed-income market environment support the positive performance of the fund during the annual period?

A: Overall, the US fixed-income markets performed well during the annual period, but with less of the volatility of the last few years. For the 12-month period ended September 30, 2004, the Lehman Aggregate Bond Index produced a total return of 3.68%.3

3 The Lehman Brothers Aggregate Bond Index is an unmanaged market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

Commercial-mortgage-backed securities delivered 3.53% on a total return basis. US credits had a total return of 4.44%, as corporate bonds generally performed well, somewhat continuing their trend from 2003. US credits, formerly known as the corporate sector, account for approximately 25% of the Lehman Aggregate Bond Index. Within the Lehman Aggregate Bond Index, lower-rated credits once again outperformed higher-rated credits. The Lehman Aaa Index returned 2.75% for the 12-month period, while the Lehman Baa Index returned 5.76% for the same time frame.4

4 The Lehman Aaa Index is the Aaa component of the Lehman US Credit Index, which is, in turn, a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman Aaa Index measures Aaa-rated publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly into an index.
The Lehman Baa Index is the Baa component of the Lehman US Credit Index, which is, in turn, a component of the Lehman US Government/Credit Index, and, in turn, of the Lehman US Aggregate Index. The Lehman Baa Index measures Baa-rated publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly into an index.

Federal Reserve Board action continued to be a major influence on the US fixed-income market. After a year of holding interest rates steady, the Federal Reserve Board raised the targeted federal funds rate by 25 basis points to 1.25% on June 30, 2004, as risks of disinflation abated and the economy began to grow above trend. Thereafter, the Federal Reserve Board raised rates by increments of 0.25% at two subsequent meetings to bring the federal funds rate to 1.75% as of September 30, 2004.

Economic data in the summer was mixed, though, on balance, consistent with an economy that had firmed and was expanding a bit above trend. Consumer spending was stronger late in the period, with business investment remaining firm but not robust, and labor market indicators suggesting continued, albeit modest, improvement.

The mixed nature of the economic data reflects a number of crosscurrents. High energy prices have cut into purchasing power and will likely continue to act as a drag on growth. Yet, financial conditions remain supportive, keeping real interest rates low and credit spreads narrow. Despite some cyclical slowing, underlying productivity growth still seems strong, which should continue to support perceptions of increased capital investment, income and profits, thus feeding back positively into aggregate demand.

For the 12-month period, the US Treasury yield curve flattened, with short-term rates following the federal funds rate higher while the longer-term end was relatively unchanged. The three-month Treasury bill yields rose 76 basis points to 1.70%, and two-year Treasury note yields rose 115 basis points to 2.60%. Ten-year Treasury yields also rose 18 basis points to 4.12%, yet the 30-year Treasury yield was almost unchanged at 4.89%. Even with the back-up in yields at the shorter end of the yield curve, the Lehman US Treasury Index produced a positive total return of 2.55% for the annual period. However, during the annual period, market uncertainty regarding the timing and magnitude of the eventual Fed tightenings, as well as periodic inflation worries and terror alerts, caused short-term volatility in overall interest rates.

Q: Scudder PreservationPlus Fund is weighted toward the corporate, asset-backed and mortgage-backed sectors. How did these sectors perform during the annual period?

A: All three sectors outperformed US Treasuries on a total return basis for the annual period. The mortgage-backed sector, which tends to perform best when rates are relatively stable, was hurt in 2002 and 2003 by interest rate volatility - first by prepayments as interest rates fell dramatically in 2002 and then duration extension as rates rose in 2003. However, over the past 12 months, the mortgage-backed sector managed to contribute solid excess returns above Treasuries as interest rates were relatively less volatile and refinancing slowed. The asset-backed sector generally performed well, as the manufactured housing subsector reversed earlier underperformance. While the US credit sector managed another year of significant returns above the Lehman Aggregate, the economy continued to show improvement and credit yield spreads tightened further. For the annual period, these sectors of the Lehman Aggregate Bond Index produced total returns as follows: mortgage-backed securities, 4.36%; asset-backed securities, 2.95%; and US credits, 4.44%.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Asset Allocation	9/30/04	9/30/03

US Government Backed	31%	9%
US Government Agency Sponsored Pass-Thrus	14%	21%
Corporate Bonds	13%	20%
Asset Backed	7%	23%
Commercial and Non-Agency Mortgage -Backed Securities	4%	7%
Foreign Bonds - US$ Denominated	3%	5%
Government National Mortgage Association	3%	4%
US Government Sponsored Agencies	3%	3%
Cash Equivalents and Other Assets and Liabilities, Net[a]	22%	8%
	100%	100%

a Wrapper Agreements included.

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investment in the PreservationPlus Portfolio, at value	$ 244,668,345
Receivable for Fund shares sold	63,312
Other assets	8,778
Total assets	244,740,435
Liabilities
Dividends payable	90,219
Payable for Fund shares redeemed	75,491
Other accrued expenses and payables	491,251
Total liabilities	656,961
Net assets, at value	$ 244,083,474
Net Assets
Net assets consist of: Undistributed net investment income	10,983
Net unrealized appreciation (depreciation) on: Investments	2,140,616
Wrapper agreements	(8,714,761)
Accumulated net realized gain (loss)	(1,439,268)
Paid-in capital	252,085,904
Net assets, at value	$ 244,083,474
Net Asset Value
Investment Class Net Asset Value, offering and redemption price per share ($158,297,110 / 15,829,692 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00
Institutional Class Net Asset Value, offering and redemption price per share ($85,786,364 / 8,579,976 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 10.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Net investment income allocated from the PreservationPlus Portfolio: Interest	$ 7,409,864
Credit rate income	904,357
Mortgage dollar roll income	129,808
Dividends from affiliated investment companies	581,247
Expenses[a]	(767,158)
Net investment income from the PreservationPlus Portfolio	8,258,118
Expenses: Administrator service fee	414,854
Shareholder servicing fee	153,480
Auditing	13,664
Legal	47,688
Trustees' fees and expenses	6,874
Reports to shareholders	41,729
Registration fees	15,250
Total expenses, before expense reductions	693,539
Expense reductions	(264,189)
Total expenses, after expense reductions	429,350
Net investment income	7,828,768
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	708,022
Futures	(2,132,376)
(1,424,354)
Net unrealized appreciation (depreciation) during the period on: Investments and futures	(4,460,132)
Wrapper agreements	5,754,678
1,294,546
Net gain (loss) on investments	(129,808)
Net increase (decrease) in net assets resulting from operations	$ 7,698,960

a For the year ended September 30, 2004, the Advisor of the PreservationPlus Portfolio waived fees of which $498,993 was allocated to the Fund on a prorated basis.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income	$ 7,828,768	$ 8,077,611
Net realized gain (loss) on investment transactions	(1,424,354)	940,056
Net unrealized appreciation (depreciation) on investments and futures during the period	(4,460,132)	(1,847,948)
Net unrealized appreciation (depreciation) on wrapper agreements during the period	5,754,678	613,087
Net increase (decrease) in net assets resulting from operations	7,698,960	7,782,806
Distributions to shareholders: Net investment income: Investment Class	(4,485,801)	(3,754,289)
Institutional Class	(3,207,751)	(4,028,082)
Net realized gains: Investment Class	(660,094)	(2,101,230)
Institutional Class	(552,705)	(2,427,878)
Fund share transactions: Proceeds from shares sold	95,462,795	76,222,298
Reinvestment of distributions	8,878,874	12,100,690
Cost of shares redeemed	(46,811,405)	(133,401,506)
Net increase (decrease) in net assets from Fund share transactions	57,530,264	(45,078,518)
Increase (decrease) in net assets	56,322,873	(49,607,191)
Net assets at beginning of period	187,760,601	237,367,792
Net assets at end of period (including undistributed net investment income of $10,983 and $48,750, respectively)	$ 244,083,474	$ 187,760,601

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Investment Class[a]
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.35	.52	.51	.54	.55
Net realized and unrealized gain (loss) on investment transactions	.00*	(.02)	-	-	-
Total from investment operations	.35	.50	.51	.54	.55
Less distributions from: Net investment income	(.35)	(.50)	(.51)	(.54)	(.55)
Net realized gain on investment transactions	(.06)	(.34)	(.10)	-	-
Reverse stock split[b]	.06	.34	.10	-	-
Total distributions	(.35)	(.50)	(.51)	(.54)	(.55)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[c]	3.52	5.16	5.18	5.50	5.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158	97	54	51	36
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	1.00	1.19	1.16	1.07	1.05
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.65	.65	.65	.65	.65
Ratio of net investment income (%)	3.50	5.16	5.56	5.34	5.49
[a] On January 31, 2000, PreservationPlus Fund Service Class was renamed PreservationPlus Fund Investment Class.
[b] See Note F in Notes to Financial Statements.
[c] Total returns would have been lower had certain expenses not been reduced.
* Amount is less than $.005 per share.

The accompanying notes are an integral part of the financial statements.

Institutional Class
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income from investment operations: Net investment income	.37	.55	.54	.56	.58
Net realized and unrealized gain (loss) on investment transactions	.00*	(.02)	-	-	-
Total from investment operations	.37	.53	.54	.56	.58
Less distributions from: Net investment income	(.37)	(.53)	(.54)	(.56)	(.58)
Net realized gain on investment transactions	(.06)	(.34)	(.10)	-	-
Reverse stock split[a]	.06	.34	.10	-	-
Total distributions	(.37)	(.53)	(.54)	(.56)	(.58)
Net asset value, end of period	$ 10.00	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[b]	3.78	5.40	5.45	5.77	5.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	86	91	184	199	199
Ratio of expenses before expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.75	.79	.69	.65	.60
Ratio of expenses after expense reductions, including expenses allocated from PreservationPlus Portfolio (%)	.40	.40	.40	.40	.40
Ratio of net investment income (%)	3.75	5.41	5.81	5.61	5.76
[a] See Note F in Notes to Financial Statements. [b] Total returns would have been lower had certain expenses not been reduced. * Amount is less than $.005 per share.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Fund ("Scudder PreservationPlus Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds III (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the PreservationPlus Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objective as the Fund and advised by Deutsche Asset Management, Inc. ("DeAM, Inc."). At September 30, 2004, the Fund owned approximately 100% of the PreservationPlus Portfolio. The financial statements of the Portfolio, including the investment portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund offers multiple classes of shares: Institutional and Investment Class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than the Investment Class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment, including Wrapper Agreements, in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's financial statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In addition, from November 1, 2003 through September 30, 2004, the Fund incurred approximately $1,582,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2005.

Distribution of Income and Gains. Net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for the breakdown of the appreciation/depreciation investments.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 101,202
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2004	2003
Distributions from ordinary income*	$ 7,825,988	$ 10,073,257
Distributions from long-term capital gains	$ 1,080,363	$ 2,238,222

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's net investment income and net realized and unrealized gains and losses, including Wrapper Agreements, in proportion to its investment in the Portfolio. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. DeAM, Inc. (or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

For the year ended September 30, 2004, the Advisor and Administrator voluntarily agreed to waive their fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Institutional Class shares at 0.40% and Investment Class shares at 0.65%, including expenses allocated from the Portfolio. These voluntary waivers and reimbursements may be terminated or adjusted at any time without notice to shareholders. Under these agreements, the Advisor reimbursed additional expenses of $20,108.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.10% of the Institutional Class average daily net assets and 0.25% of the Investment Class average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Institutional Class	$ 86,374	$ 86,374	$ -
Investment Class	328,480	157,707	295,368
	$ 414,854	$ 244,081	$ 295,368

Shareholder Service Agreement. ICCC provides information and administrative services to the Fund and receives a fee ("Shareholder Servicing Fee") at an annual rate of up to 0.25% of average daily net assets for the Investment Class. ICCC in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2004	Effective Rate
Investment Class	$ 153,480	$ 116,912.12%

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund.

Scudder Distributors, Inc., an affiliate of the Advisor and Administrator, serves as the distributor for the Fund.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

C. Other

Under normal circumstances, redemptions of shares that are qualified are not subject to a redemption fee. Redemptions of shares that are not qualified and that are made when the redemptions of shares are not directed by plan participants and that are made on less than 12 months prior notice are subject to a redemption fee of 2% of the amount redeemed which is recorded as a payable to the wrapper provider. If the aggregate fair value of the Wrapper Agreements is less than zero at the time of redemption, the Fund will waive the 2% redemption fee.

D. Ownership of the Fund

From time to time the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of September 30, 2004, two shareholders held 33% and 21%, respectively, of the total shares outstanding of the Fund.

E. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Institutional Class	1,631,282	$ 16,312,821	2,533,154	$ 25,337,040
Investment Class	7,914,236	79,149,974	5,088,526	50,885,258
		$ 95,462,795		$ 76,222,298
Shares issued to shareholders in reinvestment of distributions
Institutional Class	378,817	$ 3,788,159	636,830	$ 6,368,317
Investment Class	509,072	5,090,715	573,238	5,732,373
		$ 8,878,874		$ 12,100,690
Reverse stock split
Institutional Class	(55,271)	$ -	(241,840)	$ -
Investment Class	(66,010)	-	(210,123)	-
		$ -		$ -
Shares redeemed
Institutional Class	(2,444,030)	$ (24,440,294)	(12,214,774)	$ (122,147,699)
Investment Class	(2,237,165)	(22,371,111)	(1,125,405)	(11,253,807)
		$ (46,811,405)		$ (133,401,506)
Net increase (decrease)
Institutional Class	(489,202)	$ (4,339,314)	(9,286,630)	$ (90,442,342)
Investment Class	6,120,133	61,869,578	4,326,236	45,363,824
		$ 57,530,264		$ (45,078,518)

F. Additional Distributions

In order to comply with requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Given the objective of the Fund to maintain a stable net asset value of $10 per share, the Fund intends to declare a reverse stock split immediately subsequent to any such distributions at a rate that will cause the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

G. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Fund. In the event that the commissioners of the Securities Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Portfolio's Wrapper Agreements would be different and the Fund would not be able to maintain a stable net asset value per share. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in a net asset value per share of greater/less than $10 per share. At September 30, 2004, the Portfolio's Wrapper Agreements had a fair value of $(1,966,084), which the Portfolio reflected as a payable to the wrapper providers.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Subsequent Event

The Board of Trustees of the Scudder PreservationPlus Fund has approved the cessation of operations of the Fund effective on or about March 17, 2005 (the "Closing Date"). In conjunction with approving the cessation of operations of the Fund, the Board further approved (1) closing the Fund to new plan investors effective as of the close of business on October 18, 2004, (2) closing the Fund to all investments, except dividend reinvestments, effective as of the close of business on February 15, 2005, and (3) changes to the Fund's investment policies and strategies to be effective as set forth below.

Effective November 17, 2004, the Board of Trustees approved a change to the Fund's investment objective, under which the Fund will no longer seek to maintain a stable net asset value per share. The Fund's new investment objective is to seek to maintain the value of its principal by adopting a defensive strategy under which it will invest all of its assets in short-term investments, including US government securities, commercial paper, certificates of deposit and money market mutual funds. As a result of the change in strategy, the income dividends paid by the Fund during this period can be expected to be lower than those previously paid by the Fund. To effect this change in the Fund's investment objective, the Fund no longer enters into Wrapper Agreements in an attempt to stabilize its net asset value per share and the Fund's existing Wrapper Agreements were terminated effective November 17, 2004, resulting in an increase in the net asset value per share for each class of the Fund as of that date. After November 16, 2004, the Fund's net asset value per share began to fluctuate based on changes in the market value of the securities it holds. On November 17, 2004, the Fund's net asset value per share for each of the Fund's classes of shares was $10.08.

The Fund will redeem involuntarily the shares of any fund shareholder outstanding on the Closing Date. Shareholders may redeem their shares prior to the Closing Date. Shareholders who elect to redeem their shares prior to the Closing Date will receive the net asset value per share next computed after the receipt of their redemption request for all shares they own. Shareholders whose shares are redeemed involuntarily by the Fund on the Closing Date will receive the net asset value computed on that date for all shares they own. The redemption of shares will not be a taxable event for the Fund's employee benefit plan shareholders. The Board took these actions based on its assessment of the long-term ability of the Fund to achieve its investment goals, in light of the current regulatory uncertainty regarding the valuation of Wrapper Agreements, the potential inability to enter into Wrapper Agreements in the future and the current interest rate environment. The Board considered relevant circumstances, including the SEC inquiry, expected interest rate changes and the current value of the Fund's assets, including and not including the Wrapper Agreements, and has determined that the Fund should cease operations.

J. New Distribution Policy

Since the Fund's net asset value will fluctuate after November 16, 2004, the Fund will no longer follow a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions. The Fund will continue to declare income dividends daily and pay them monthly through the Closing Date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder Advisor Funds III and the Shareholders of Scudder PreservationPlus Fund:

We have audited the accompanying statement of assets and liabilities of Scudder PreservationPlus Fund (the "Fund") as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder PreservationPlus Fund at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Boston, Massachusetts November 19, 2004

Tax Information (Unaudited)

The fund paid distributions of $.0575 per share from net long-term capital gains during its year ended September 30, 2004, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $8,500 as capital gain dividends for its year ended September 30, 2004, of which 100% represents 20% rate gains.

Consult your tax advisor for state specific information.

Trustees and Officers

The following individuals hold the same position with the Fund and Scudder Investment Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		55
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		57
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	55
Martin J. Gruber 7/15/37 Trustee since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	55
Richard J. Herring 2/18/46 Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	55
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	55
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	55
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	55
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	55
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		58

Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	140

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002	Managing Director, Deutsche Asset Management (April 2004 to present). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.
5 Address: 345 Park Avenue, New York, New York.
6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

(The following financial statements of the PreservationPlus Portfolio should be read in conjunction with the Fund's financial statements.)

Investment Portfolio as of September 30, 2004

	Principal Amount ($)	Value ($)

Corporate Bonds 12.8%
Consumer Discretionary 0.4%
DaimlerChrysler NA Holding Corp., 7.2%, 9/1/2009	425,000	478,366
FPL Group Capital, Inc., 6.125%, 5/15/2007	75,000	80,182
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	55,902
Target Corp.:
5.4%, 10/1/2008	150,000	159,487
5.95%, 5/15/2006	100,000	105,154
		879,091
Consumer Staples 0.9%
Anheuser-Busch Companies, Inc., 9.0%, 12/1/2009	200,000	246,410
Campbell Soup Co., 6.75%, 2/15/2011	100,000	113,515
Coca-Cola Co., 5.75%, 3/15/2011	50,000	54,448
Coca-Cola Enterprises, Inc., 2.5%, 9/15/2006	500,000	495,372
Kraft Foods, Inc., 5.625%, 11/1/2011	250,000	264,063
McDonald's Corp., 6.5%, 8/1/2007	200,000	217,025
Proctor & Gamble Co., 4.3%, 8/15/2008	100,000	103,057
Unilever Capital Corp., 7.125%, 11/1/2010	150,000	173,687
UST, Inc., 6.625%, 7/15/2012	100,000	112,244
Wal-Mart Stores, Inc.:
4.125%, 2/15/2011	200,000	200,294
6.875%, 8/10/2009	200,000	226,822
		2,206,937
Energy 0.5%
Alabama Power Co., 2.8%, 12/1/2006	350,000	348,101
ChevronTexaco Capital Co., 3.5%, 9/17/2007	250,000	252,335
Conoco Funding Co., 6.35%, 10/15/2011	100,000	111,523
Conoco, Inc., 6.35%, 4/15/2009	360,000	398,640
Florida Power & Light, 6.875%, 12/1/2005	200,000	209,739
		1,320,338
Financials 8.7%
ABN Amro Bank NV, 7.125%, 6/18/2007	200,000	219,539
Allstate Corp.:
6.125%, 2/15/2012	100,000	109,989
7.2%, 12/1/2009	150,000	172,358
American General Finance Corp.:
4.5%, 11/15/2007	750,000	771,748
4.625%, 9/1/2010	100,000	101,110
Associates Corp. of North America, 6.25%, 11/1/2008	400,000	438,382
Bank of America Corp.:
3.875%, 1/15/2008	200,000	202,949
4.375%, 12/1/2010	100,000	100,771
4.875%, 1/15/2013	250,000	253,601
6.25%, 4/15/2012	100,000	110,542
7.125%, 5/12/2005	300,000	308,444
Bank of New York Co., Inc., 7.3%, 12/1/2009	200,000	230,384
Bank One National Association, 3.7%, 1/15/2008	200,000	201,483
Bear Stearns Co., Inc.:
3.0%, 3/30/2006	400,000	401,047
4.5%, 10/28/2010	100,000	100,822
Berkshire Hathaway, Inc., 3.375%, 10/15/2008	200,000	198,428
Boeing Capital Corp.:
5.8%, 1/15/2013	200,000	214,590
6.1%, 3/1/2011	100,000	109,526
Caterpillar Financial Service Corp., 4.875%, 6/15/2007	200,000	208,319
Chubb Corp., 6.0%, 11/15/2011	100,000	108,105
CIT Group, Inc., 7.75%, 4/2/2012	150,000	177,518
Citigroup, Inc.:
6.5%, 2/7/2006	300,000	314,300
6.5%, 1/18/2011	250,000	280,477
6.75%, 12/1/2005	750,000	785,401
Credit Suisse First Boston USA, Inc.:
4.625%, 1/15/2008	500,000	516,501
6.125%, 11/15/2011	400,000	435,794
First Union National Bank, 7.125%, 10/15/2006	300,000	324,868
FleetBoston Financial Corp., 7.375%, 12/1/2009	200,000	230,037
Ford Motor Credit Co.:
6.5%, 1/25/2007	250,000	264,795
7.375%, 10/28/2009	200,000	219,067
General Electric Capital Corp.:
2.85%, 1/30/2006	400,000	401,022
5.0%, 2/15/2007	500,000	521,214
5.375%, 3/15/2007	100,000	105,245
6.0% , 6/15/2012	700,000	769,054
8.625%, 6/15/2008	500,000	584,733
General Motors Acceptance Corp.:
6.125%, 9/15/2006	500,000	522,706
7.0%, 2/1/2012	250,000	261,592
Goldman Sachs Group, Inc.:
4.125%, 1/15/2008	200,000	203,854
6.65%, 5/15/2009	175,000	194,881
6.875%, 1/15/2011	325,000	367,023
Hartford Financial Services Group, 7.9%, 6/15/2010	100,000	117,906
Household Finance Corp.:
6.375%, 11/27/2012	400,000	443,218
6.5%, 1/24/2006	225,000	235,876
6.75%, 5/15/2011	200,000	225,111
8.0%, 7/15/2010	300,000	354,594
John Deere Capital Corp.:
6.0%, 2/15/2009	250,000	271,771
7.0%, 3/15/2012	150,000	173,421
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	50,000	53,351
JP Morgan Chase & Co.:
5.25%, 5/30/2007	500,000	525,430
6.75%, 2/1/2011	325,000	365,643
Key Bank NA, 7.25%, 6/1/2005	200,000	206,194
Lehman Brothers Holdings, Inc.:
6.25%, 5/15/2006	200,000	210,474
6.625%, 1/18/2012	100,000	111,851
7.0%, 2/1/2008	300,000	331,073
7.875%, 11/1/2009	150,000	176,191
Mellon Funding Corp., 6.375%, 2/15/2010	100,000	110,102
Merrill Lynch & Co., Inc.:
4.0%, 11/15/2007	100,000	101,683
4.125%, 1/15/2009	400,000	403,211
MetLife, Inc., 6.125%, 12/1/2011	100,000	109,285
Morgan Stanley Dean Witter & Co., 6.75%, 4/15/2011	300,000	336,166
Morgan Stanley Group, Inc., 8.33%, 1/15/2007	750,000	831,296
National City Bank:
2.5%, 4/17/2006	250,000	249,470
Series BKNT, 6.2%, 12/15/2011	100,000	110,172
SLM Corp.:
3.625%, 3/17/2008	150,000	150,856
5.125%, 8/27/2012	100,000	102,471
SunTrust Banks, Inc., 6.375%, 4/1/2011	100,000	111,492
Toyota Motor Credit Corp.:
2.875%, 8/1/2008	200,000	195,460
5.5%, 12/15/2008	200,000	213,984
Travelers Property Casualty Corp., 3.75%, 3/15/2008	100,000	100,752
UBS Paine Webber Group, Inc., 7.625%, 12/1/2009	200,000	232,944
US Bank National Association:
2.85%, 11/15/2006	100,000	99,821
6.375%, 8/1/2011	200,000	223,462
Verizon Global Funding Corp., 7.25%, 12/1/2010	100,000	115,302
Wachovia Bank NA, 4.85%, 7/30/2007	100,000	104,192
Wachovia Corp., 7.55%, 8/18/2005	250,000	260,530
Washington Mutual Finance Corp., 6.875%, 5/15/2011	200,000	228,960
Washington Mutual, Inc., 2.4%, 11/3/2005	150,000	149,670
Wells Fargo & Co.:
5.125%, 2/15/2007	450,000	469,600
5.125%, 9/1/2012	200,000	205,565
6.45%, 2/1/2011	100,000	112,129
7.25%, 8/24/2005	150,000	156,036
		21,328,934
Health Care 0.3%
Abbott Laboratories, 3.75%, 3/15/2011	200,000	195,275
Aetna, Inc., 7.125%, 8/15/2006	50,000	53,601
Eli Lilly & Co., 2.9%, 3/15/2008	350,000	344,441
UnitedHealth Group, Inc., 5.2%, 1/17/2007	100,000	104,480
		697,797
Industrials 0.3%
Caterpillar, Inc., 7.25%, 9/15/2009	100,000	114,833
General Dynamics Corp., 2.125%, 5/15/2006	250,000	247,285
Honeywell, Inc., 7.0%, 3/15/2007	100,000	108,751
Rockwell Automation, Inc., 6.15%, 1/15/2008	100,000	107,970
United Technologies Corp., 7.0%, 9/15/2006	200,000	213,927
		792,766
Information Technology 0.2%
Computer Sciences Corp., 7.375%, 6/15/2011	100,000	115,906
Hewlett-Packard Co., 3.625%, 3/15/2008	100,000	100,327
IBM Corp., 5.375%, 2/1/2009	300,000	319,885
		536,118
Materials 0.2%
Alcoa, Inc., 6.0%, 1/15/2012	200,000	218,885
E.I. du Pont de Nemours, 6.875%, 10/15/2009	300,000	340,409
		559,294
Telecommunication Services 0.8%
BellSouth Corp., 6.0%, 10/15/2011	100,000	108,894
Cingular Wireless, 6.5%, 12/15/2011	150,000	167,042
GTE Southwest, Inc., 6.23%, 1/1/2007	1,000,000	1,062,073
SBC Communications, Inc., 6.25%, 3/15/2011	300,000	329,095
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	60,000	66,722
Verizon Wireless, Inc., 5.375%, 12/15/2006	100,000	104,675
		1,838,501
Utilities 0.5%
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	400,000	438,684
National Rural Utilities Co.:
3.0%, 2/15/2006	500,000	501,822
6.0%, 5/15/2006	100,000	104,867
Southern California Gas Co., 4.375%, 1/15/2011	100,000	101,012
Wisconsin Energy Corp., 6.5%, 4/1/2011	150,000	166,106
		1,312,491
Total Corporate Bonds (Cost $30,325,235)		31,472,267

Foreign Bonds - US$ Denominated 3.1%
Abbey National PLC, 6.69%, 10/17/2005	100,000	103,791
African Development Bank, 3.25%, 8/1/2008	50,000	49,431
Barclays Bank PLC, 7.4%, 12/15/2009	140,000	161,955
BP Capital Markets PLC, 2.75%, 12/29/2006	250,000	249,158
Diageo Finance BV:
3.0%, 12/15/2006	200,000	199,749
3.875%, 4/1/2011	100,000	97,838
European Investment Bank, 4.625%, 3/1/2007	750,000	777,811
Glaxosmithkline Capital PLC, 2.375%, 4/16/2007	100,000	98,308
HSBC Holding PLC, 7.5%, 7/15/2009	200,000	230,301
Inter-American Development Bank:
5.375%, 11/18/2008	600,000	645,755
6.125%, 3/8/2006	1,000,000	1,049,411
6.5%, 10/20/2004	150,000	150,340
KFW Group, 3.375%, 1/23/2008	200,000	201,409
National Westminster Bank, 7.375%, 10/1/2009	200,000	231,123
Province of Nova Scotia, 5.75%, 2/27/2012	100,000	109,236
Province of Ontario, 6.0%, 2/21/2006	1,150,000	1,201,234
Province of Quebec:
5.75%, 2/15/2009	150,000	162,147
6.125%, 1/22/2011	100,000	110,897
Republic of Chile, 6.875%, 4/28/2009	75,000	84,000
Republic of Italy:
3.625%, 9/14/2007	900,000	909,408
5.625%, 6/15/2012	200,000	217,614
Rio Tinto Financial (USA) Ltd., 2.625%, 9/30/2008	50,000	48,043
Royal Bank of Canada, 3.875%, 5/4/2009	100,000	100,102
Santander Financial Issuances, 7.0%, 4/1/2006	150,000	159,282
Telefonica Europe BV, 7.35%, 9/15/2005	35,000	36,549
Thomson Corp., 4.75%, 5/28/2010	100,000	102,659
Vodafone Group PLC, 7.5%, 7/15/2006	200,000	215,367
Total Foreign Bonds - US$ Denominated (Cost $7,462,268)		7,702,918

Asset Backed 6.9%
Automobile Receivables 2.7%
Capital Auto Receivables Asset Trust, "CTFS", Series 2002-2, 4.18%, 10/15/2007	167,946	169,348
Capital One Prime Auto Receivable Trust, "A4", Series 2003-B, 3.18%, 9/15/2010	420,000	419,250
Chase Manhattan Auto Owner Trust, "A4", Series 2003-A, 2.06%, 12/15/2009	1,600,000	1,567,673
Ford Credit Auto Owner Trust:
"B", Series 2002-C, 4.22%, 12/15/2006	320,000	324,534
"B", Series 2001-D, 5.01%, 3/15/2006	740,000	742,734
Household Automotive Trust, "A4", Series 2003-1, 2.22%, 11/17/2009	1,500,000	1,477,299
MMCA Automobile Trust, "B", Series 2001-2, 5.75%, 6/15/2007	47,836	48,076
WFS Financial Owner Trust, "A4", Series 2003-2, 2.41%, 12/20/2010	1,800,000	1,784,321
		6,533,235
Credit Card Receivables 1.1%
Chase USA Master Trust, "A", Series 2000-1, 7.49%, 8/17/2009	110,000	111,522
Chemical Master Credit Card Trust, "A", Series 1996-3, 7.09%, 2/15/2009	300,000	320,995
Citibank Credit Card Master Trust I, "A", Series 1999-5, 6.1%, 5/15/2008	650,000	683,865
Citibank OMNI-S Master Trust, "A", Series 1999-1, 5.65%, 3/17/2009	125,000	125,968
Fleet Credit Card Master Trust II, "A", Series 1999-C, 6.9%, 4/16/2007	250,000	250,501
MBNA Credit Card Master Note Trust, "B1", Series 2002-B1, 5.15%, 7/15/2009	1,190,000	1,238,208
		2,731,059
Home Equity Loans 1.5%
Centex Home Equity, "AF6", Series 2004-B, 4.186%, 3/25/2034	440,000	430,804
Chase Funding Mortgage Loan:
"1A6", Series 2004-1, 4.266%, 6/25/2015	220,000	216,722
"1A6", Series 2003-5, 4.597%, 1/25/2015	470,000	473,243
"1A6", Series 1999-4, 7.407%, 9/25/2011	203,176	211,417
Residential Asset Mortgage Products, Inc., "AI2", Series 2004-RZ1, 2.34%**, 7/25/2027	980,000	967,248
Residential Asset Securities Corp., "AI6", Series 2004-KS2, 4.3%**, 3/25/2034	290,000	287,802
Residential Funding Mortgage Securities, "A2", Series 2004-HI1, 2.49%, 7/25/2013	990,000	980,471
		3,567,707
Manufactured Housing Receivables 1.1%
Green Tree Financial Corp., "A6", Series 1997-5, 6.82%, 5/15/2029	2,468,508	2,627,580
Miscellaneous 0.5%
PECO Energy Transition Trust, "A7", Series 1999-A, 6.13%, 3/1/2009	1,200,000	1,301,036
Total Asset Backed (Cost $16,334,815)		16,760,617

US Government Sponsored Agencies 2.7%
Federal Home Loan Mortgage Corp.: 1.875%, 2/15/2006	5,700,000	5,649,053
5.75%, 1/15/2012	450,000	491,030
Federal National Mortgage Association:
6.5%, 7/1/2032	151,266	158,779
7.25%, 1/15/2010	170,000	197,141
Total US Government Sponsored Agencies (Cost $6,539,912)		6,496,003

US Government Agency Sponsored Pass-Throughs 13.7%
Federal Home Loan Mortgage Corp.:
4.5% with various maturities from 6/1/2018 until 10/1/2018	2,611,471	2,609,040
5.0% with various maturities from 12/1/2017 until 6/1/2034	2,817,867	2,849,436
5.5% with various maturities from 11/1/2013 until 10/1/2034 (d)	4,835,706	4,914,023
6.0% with various maturities from 12/1/2008 until 10/1/2034 (d)	4,379,924	4,531,849
6.5% with various maturities from 3/1/2029 until 6/1/2029	400,064	420,589
7.0% with various maturities from 9/1/2025 until 8/1/2032	418,877	444,822
7.5%, 10/1/2027	7,707	8,285
Federal National Mortgage Association:
4.5% with various maturities from 10/1/2018 until 10/1/2033	2,445,949	2,421,879
5.0% with various maturities from 6/1/2018 until 10/1/2033	2,563,913	2,562,353
5.5% with various maturities from 3/1/2018 until 2/1/2034	6,230,919	6,346,950
6.0% with various maturities from 2/1/2017 until 7/1/2034	1,872,431	1,948,354
6.5% with various maturities from 5/1/2005 until 10/1/2034 (d)	2,957,300	3,107,629
7.0% with various maturities from 9/1/2012 until 9/1/2032	586,541	622,799
8.0% with various maturities from 5/1/2017 until 12/1/2023	628,730	689,474
8.5% with various maturities from 1/1/2020 until 8/1/2031	149,314	162,984
Total US Government Agency Sponsored Pass-Throughs (Cost $33,024,293)		33,640,466

Commercial and Non-Agency Mortgage-Backed Securities 4.3%
Bear Stearns Commerical Mortgage Securities, Inc., "X2", Series 2002-TOP8, 144A, 2.338%**, 8/15/2038	5,016,140	446,243
Chase Commercial Mortgage Securities Corp., "A2", Series 1997-2, 6.6%, 12/19/2029	1,323,042	1,420,482
Commercial Mortgage Asset Trust:
"A1", Series 1999-C1, 6.25%, 1/17/2032	856,852	880,180
"A2", Series 1999-C2, 7.546%**, 11/17/2032	1,300,000	1,489,684
First Union - Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	2,426,152	2,611,790
First Union - Lehman Brothers - Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	1,020,000	1,108,433
GS Mortgage Securities Corp. II, "A2", Series 1999-C1, 6.11%**, 11/18/2030	1,300,000	1,399,495
JP Morgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	167,990	181,290
Nomura Asset Securities Corp., "A1B", Series 1998-D6, 6.59%, 3/15/2030	1,000,000	1,095,655
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $10,816,411)		10,633,252

Government National Mortgage Association 2.8%
Government National Mortgage Association:
5.0% with various maturities from 2/20/2033 until 11/15/2033	2,088,439	2,082,991
5.5% with various maturities from 5/15/2033 until 3/20/2034	2,205,154	2,244,570
6.0% with various maturities from 5/20/2031 until 8/20/2034	755,984	783,748
6.5% with various maturities from 8/15/2016 until 10/15/2032	725,292	768,910
7.0% with various maturities from 3/15/2023 until 9/15/2032	499,527	532,843
8.0% with various maturities from 5/15/2022 until 10/15/2030	156,243	171,353
8.5% with various maturities from 2/15/2023 until 8/15/2028	129,044	142,677
9.0%, 11/15/2020	47,022	53,039
Total Government National Mortgage Association (Cost $6,697,588)		6,780,131

US Government Backed 31.3%
US Treasury Bill:
1.345%*, 10/21/2004	22,000,000	21,983,622
1.425%*, 10/28/2004 (e)	555,000	554,413
1.529%*, 12/9/2004	4,500,000	4,486,895
1.545%*, 12/9/2004	39,820,000	39,702,846
US Treasury Note:
1.625%, 2/28/2006	1,740,000	1,722,261
2.25%, 2/15/2007	1,700,000	1,681,871
2.5%, 5/31/2006	1,300,000	1,300,559
2.625%, 5/15/2008	1,700,000	1,675,098
3.125%, 4/15/2009	1,705,000	1,693,478
3.875%, 2/15/2013	380,000	377,625
5.0%, 2/15/2011	250,000	268,779
5.0%, 8/15/2011	475,000	510,495
5.75%, 8/15/2010	500,000	557,403
Total US Government Backed (Cost $76,512,662)		76,515,345

	Shares	Value ($)

Cash Equivalents 24.3%
Scudder Cash Management QP Trust, 1.70% (b) (Cost $59,421,457)	59,421,457	59,421,457

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $247,134,641) (a)	101.9	249,422,456

Wrapper Agreements (c)
Bank of America NA (Book Value $74,016,009; Crediting Rate 3.67%)		(755,822)
National Westminister Bank PLC (Book Value $44,177,020; Crediting Rate 8.86%)		(614,325)
Transamerica Life Insurance & Annuity Co. (Book Value $72,799,478; Crediting Rate 3.53%)		(595,937)
Total Wrapper Agreements	(0.8)	(1,966,084)
Other Assets and Liabilities, Net	(1.1)	(2,788,009)
Net Assets	100.0	244,668,363

* Annualized yield at time of purchase; not a coupon rate.
** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of September 30, 2004.
(a) The cost for federal income tax purposes was $247,139,484. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $2,282,972. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,886,669 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $603,697.
(b) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c) Each Wrapper Agreement obligates the wrapper provider to maintain the Book Value of the portion of the Portfolio's assets up to a specified maximum dollar amount, upon the occurrence of certain specified events. The crediting rate shown is as of September 30, 2004.
(d) Mortgage dollar rolls included.
(e) At September 30, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

144A: Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At September 30, 2004, open futures contracts sold were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
US Treasury 20 Year Bond	12/20/2004	7	768,164	785,531	(17,367)
US Treasury 2 Year Note	12/30/2004	113	23,871,243	23,869,484	1,759
US Treasury 5 Year Note	12/20/2004	179	19,697,585	19,824,250	(126,665)
US Treasury 10 Year Note	12/20/2004	4	445,482	450,500	(5,018)
Total net unrealized depreciation					(147,291)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at value (cost $187,713,184)	$ 190,000,999
Investment in Scudder Cash Management QP Trust (cost $59,421,457)	59,421,457
Total investments in securities, at value (cost $247,134,641)	249,422,456
Cash	20,000
Interest receivable	962,896
Receivable for daily variation margin on open futures contracts	118
Due from Advisor	750,211
Total assets	251,155,681
Liabilities
Payable for investments purchased - Mortgage dollar rolls	4,361,121
Wrapper Agreements	1,966,084
Payable for daily variation margin on open futures contracts	7,125
Deferred mortgage dollar roll income	5,532
Other accrued expenses and payables	147,456
Total liabilities	6,487,318
Net assets, at value	$ 244,668,363

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Interest	$ 7,409,864
Credit rate income	904,357
Mortgage dollar roll income	129,808
Dividends from affiliated investment companies	581,247
Total income	9,025,276
Expenses: Advisory fee	767,342
Administrative fee	109,490
Custodian fees	7,753
Wrapper fees	227,233
Auditing	32,684
Legal	69,727
Trustees' fees and expenses	16,130
Reports to shareholders	3,000
Other	14,501
Total expenses, before expense reductions	1,247,860
Expense reductions	(480,702)
Total expenses, after expense reductions	767,158
Net investment income	8,258,118
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	708,022
Futures	(2,132,376)
(1,424,354)
Net unrealized appreciation (depreciation) during the period on: Investments	(4,312,841)
Wrapper agreements	5,754,678
Futures	(147,291)
1,294,546
Net gain (loss) on investment transactions	(129,808)
Net increase (decrease) in net assets resulting from operations	$ 8,128,310

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income	$ 8,258,118	$ 8,341,135
Net realized gain (loss) on investment transactions	(1,424,354)	940,056
Net unrealized appreciation (depreciation) on investments and futures during the period	(4,460,132)	(1,847,948)
Net unrealized appreciation (depreciation) on wrapper agreements during the period	5,754,678	613,087
Net increase (decrease) in net assets resulting from operations	8,128,310	8,046,330
Capital transactions in shares of beneficial interest: Proceeds from capital invested	95,015,750	73,233,313
Value of capital withdrawn	(46,651,210)	(130,733,865)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	48,364,540	(57,500,552)
Increase (decrease) in net assets	56,492,850	(49,454,222)
Net assets at beginning of period	188,175,513	237,629,735
Net assets at end of period	$ 244,668,363	$ 188,175,513

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	245	188	238	286	309
Ratio of expenses before expense reductions (%)	.58	.57	.54	.54	.49
Ratio of expenses after expense reductions (%)	.35	.35	.35	.35	.35
Ratio of net investment income (%)	3.77	5.43	5.34	5.65	5.79
Portfolio turnover rate (%)	99	304	233	249	237
Total Investment Return (%)[a,b]	3.83	5.45	5.50	5.82	5.96
[a] Total investment return would have been lower had certain expenses not been reduced.
[b] Total investment return for the Portfolio was derived from the performance of Institutional Class shares of PreservationPlus Fund.

Notes to Financial Statements

A. Significant Accounting Policies

PreservationPlus Portfolio ("PreservationPlus Portfolio" or the "Portfolio") is a diversified series of Scudder Investment Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Wrapper Agreements generally will be equal to the difference between the Book Value of the Wrapper Agreements and Market Value (plus accrued interest on the underlying securities) of the covered assets and will either be reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considers the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells to a bank or banker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is required.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. The credit rate income is accrued daily and represents the difference between actual interest earned on covered assets under the Portfolio's Wrapper Agreements and the product of the Book Value of the Wrapper Agreements multiplied by the credit rate as determined pursuant to the Wrapper Agreements.

The Portfolio makes a daily allocation of its net investment income and realized and unrealized gains and losses (including Wrapper Agreements) from securities to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term instruments, US Treasury obligations and mortgage dollar roll transactions) aggregated $15,278,150 and $110,071,236, respectively. Purchases and sales of US Treasury obligations aggregated $105,752,236 and $44,184,113, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $58,751,908 and $64,241,558, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolio. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.35% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. This fee is not charged on assets invested in Cash Management Fund Institutional.

For the year ended September 30, 2004, the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.35% of the Portfolio's average daily net assets. The amount of the waiver and whether the Advisor and Administrator waive their fees may vary at any time without notice to the shareholders.

Accordingly, for the year ended September 30, 2004, the Advisor did not impose a portion of its advisory fee pursuant to the Investment Advisory Agreement aggregating $478,475 and the amount imposed aggregated $288,867, which was equivalent to an annual effective rate of 0.12% of the Portfolio's average net assets.

For the year ended September 30, 2004, the Advisor reimbursed the Portfolio an additional $2,227 for expenses.

Administrator Service Fee. ICCC serves as Administrator and receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2004, the Administrator Service Fee was $109,490, of which $27,737 is unpaid at September 30, 2004.

Other. Prior to January 16, 2004, the Portfolio invested in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc. Distributions from Cash Management Fund Institutional to the Portfolio for the year ended September 30, 2004 totaled $63,035.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from Scudder Cash Management QP Trust to the Portfolio for the year ended September 30, 2004 totaled $518,212.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

D. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Wrapper Agreements

The Portfolio enters into Wrapper Agreements with insurance companies, banks or other financial institutions that are designed to protect the Portfolio from investment losses and, under most circumstances, permit the Fund to maintain a constant NAV per share. Since there is no market for Wrapper Agreements they are considered illiquid.

A Wrapper Agreement obligates the wrapper provider to maintain the "Book Value" of the securities covered by the Wrapper Agreement (the "covered assets") up to specified amounts, under certain circumstances. Book Value of the covered assets is generally deposits, plus interest accrued at a crediting rate established under the Wrapper Agreement, less any adjustments for withdrawals or for defaulted or impaired securities (as specified in the Wrapper Agreement). In general, if the Book Value of the Wrapper Agreement exceeds the market value of the covered assets (including accrued interest), the wrapper provider becomes obligated to pay the difference to the Portfolio in the event of shareholder redemptions. On the other hand, if the Book Value of the Wrapper Agreement is less than the market value of the covered assets (including accrued interest), the Portfolio becomes obligated to pay the difference to the wrapper provider in the event of shareholder redemptions. The circumstances under which payments are made and the timing of payments between the Portfolio and the wrapper providers may vary based on the terms of the Wrapper Agreements. At September 30, 2004, the Portfolio's Wrapper Agreements generally require that payments to or from the wrapper provider do not arise until withdrawals exceed a specified percentage (ranging from 10% to 20%) of the covered assets, after which time payment covering the difference between Book Value and covered market value will occur. There were no such payments to or from the wrapper providers during the year ended September 30, 2004.

A default by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Portfolio assets. The Wrapper Agreements generally do not protect the Portfolio from loss if an issuer of Portfolio securities defaults on payments of interest or principal.

F. Wrapper Agreement Valuation

The staff of the Securities and Exchange Commission has inquired as to the valuation methodology for Wrapper Agreements utilized by "stable value" mutual funds including this Portfolio. In the event that the commissioners of the Securities and Exchange Commission determine that the valuation method currently utilized by "stable value" mutual funds is no longer an acceptable practice, and wrapper contracts should be valued based on their probable cash flows, the fair value of the Wrapper Agreements would be different. To the extent that the Wrapper Agreements are valued as a payable/receivable under the current method, the change would result in an increase/decrease in net assets. At September 30, 2004, the Wrapper Agreements had a fair value of $(1,966,084), which the Portfolio reflected as a payable to the wrapper providers.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Subsequent Event

The Board of Trustees of the Scudder PreservationPlus Portfolio has approved the cessation of operations of the Portfolio effective on or about March 17, 2005 (the "Closing Date"). Effective November 17, 2004, the Board of Trustees approved a change to the Portfolio's investment objective. The Portfolio's new investment objective is to seek to maintain the value of its principal by adopting a defensive strategy under which it will invest all of its assets in short-term investments, including US government securities, commercial paper, certificates of deposit and money market mutual funds. To effect this change in the Portfolio's investment objective, the Portfolio no longer enters into Wrapper Agreements and the Portfolio's existing Wrapper Agreements were terminated effective November 17, 2004, resulting in an increase in the net assets of the Portfolio. After November 16, 2004, the Fund's net assets will fluctuate based on changes in the market value of the securities it holds.

The Board took these actions based on its assessment of the long-term ability of the Portfolio to achieve its investment goals, in light of the current regulatory uncertainty regarding the valuation of Wrapper Agreements, the potential inability to enter into Wrapper Agreements in the future and the current interest rate environment. The Board considered relevant circumstances, including the SEC inquiry, expected interest rate changes and the current value of the Portfolio assets, including and not including the Wrapper Agreements, and has determined that the Portfolio should cease operations.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Scudder Investment Portfolios and the Shareholders of the PreservationPlus Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of PreservationPlus Portfolio (the "Portfolio") as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the Portfolio's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PreservationPlus Portfolio at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
Boston, Massachusetts November 19, 2004

Account Management Resources

For shareholders of Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Investment Class	Institutional Class
Nasdaq Symbol	BTPSX	BTPIX
CUSIP Number	81111Y 507	81111Y 408
Fund Number	823	555

ITEM 2.         CODE OF ETHICS.

As of the end of the period,  September 30, 2004,  Scudder Advisor Funds III has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         SCUDDER PRESERVATION PLUS FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
    Fiscal Year        Audit        Audit-Related      Tax Fees       All  Other
       Ended        Fees Billed     Fees Billed       Billed to      Fees Billed
   September 30,     to Fund          to Fund           Fund           to Fund
--------------------------------------------------------------------------------
2004                 $13,120             $0             $4,180            $0
--------------------------------------------------------------------------------
2003                 $12,200             $0             $3,800            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related            Tax Fees            All Other
   Fiscal           Fees Billed to           Billed to          Fees Billed
    Year             Adviser and            Adviser and        to Adviser and
   Ended          Affiliated Fund        Affiliated Fund      Affiliated Fund
 September 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                   $281,500                 $0                    $0
--------------------------------------------------------------------------------
2003                   $137,900                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                    Total
                                  Non-Audit
                                Fees billed to
                                 Adviser and
                               Affiliated Fund         Total
                              Service Providers      Non-Audit
                                (engagements        Fees billed
                                   related          to Adviser
                    Total      directly to the     and Affiliated
                  Non-Audit     operations and      Fund Service
                   Billed         financial          Providers
                    Fees         reporting          (all other        Total of
   Fiscal         to Fund       of the Fund)       engagements)       (A), (B
 Year Ended
 September 30,       (A)               (B)                (C)         and (C)
--------------------------------------------------------------------------------
2004                $4,180            $0               $441,601         $445,781
--------------------------------------------------------------------------------
2003                $3,800            $0              $4,111,261      $4,115,061
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that

                                       2

"... an accountant's independence will be impaired if the accountant has ...
custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Preservation Plus Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Preservation Plus Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ---------------------------